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EXHIBIT NO. 99.9(c)

                                                             AS OF: 02 May 2003
                                    FORM OF
                        EXHIBIT A TO CUSTODIAN CONTRACT

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                                                  STATE STREET          CHASE
          NAME OF TRUST/PORTFOLIO                   PORTFOLIO         PORTFOLIO
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I.   MFS FAMILY OF FUNDS
     MFS SERIES TRUST I:
     Managed Sectors Fund (MMS)                                           x
     Cash Reserve Fund (MCF)                          x
     Global Asset Allocation Fund (MAA)                                   x
     Strategic Growth Fund (AGF)                      x
     Research Gr. and Inc. Fund (RGI)                 x
     Value Fund (EIF)                                 x
     Core Growth Fund (CGF)                           x
     New Discovery Fund (NDF)                         x
     Technology Fund (SCT)                            x
     Research International Fund (RIF)                x
     Global Telecommunications (GTF)                  x
     Japan Equity (MJE)                               x

     MFS SERIES TRUST II:
     Emerging Growth Fund (MEG)                                           x
     Large Cap Growth Fund (MCG)                                          x

     MFS SERIES TRUST III:
     High Income Fund (MFH)                                               x
     High Yield Opportunities Fund (HYO)              x
     Municipal High Income Fund (MMH)                N/A                 N/A

     MFS SERIES TRUST IV:
     Money Market Fund (MMM)                          x
     Gov't. Money Mkt. Fund (MMG)                     x
     Municipal Bond Fund (MMB)                       N/A                 N/A
     Mid Cap Growth Fund (OTC)                                            x

     MFS SERIES TRUST V:
     Total Return Fund (MTR)                                              x
     Research Fund (MFR)                                                  x
     International New Discovery Fund (MIO)           x
     International Strategic Growth Fund (MGR)        x
     International Strategic Value Fund (MIV)         x

     MFS SERIES TRUST VI:
     Global Total Return Fund (MWT)                                       x
     Utilities Fund (MMU)                                                 x
     Global Equity Fund (MWE)                                             x

     MFS SERIES TRUST VII:
     Global Governments Fund (MWG)                                        x
       TERMINATED 8-8-01
       Capital Opportunities Fund (MVF)                                   x

     MFS SERIES TRUST VIII:
       Strategic Income Fund (MSI)                                        x
       Global Growth Fund (WGF)                       x
       MFS Tax Managed Equity Fund (TME)              x

     MFS SERIES TRUST IX:
     Bond Fund (MFB)                                                      x
     Limited Maturity Fund (MLM)                                          x
     Municipal Ltd. Maturity Fund (MML)              N/A                 N/A
     Research Bond Fund (RBF)                         x
     Intermediate Inv. Grade Bond Fd.(IBF)            x
     Emerging Opportunities Fund (MCV)                x
     Large Cap Value Fund (MLV)                       x
     High Quality Bond Fund (MQB)                     x
       TERMINATED 4-30-02
     Research Bond Fund J  (RBJ)                      x

     MFS SERIES TRUST X:
     Aggressive Growth Allocation Fund (AGG)          x
     Concentrated Growth Fund (MCN)                   x
     Conservative Allocation Fund (CON)               x
     Emerging Companies Fund (ECF)                                        x
     Emerging Markets. Debt Fund (EMD)                x
     Emerging Markets Equity Fund (FEM)               x
     European Equity Fund (MEQ)                       x
     Fundamental Growth Fund (FDG)                    x
     Gemini Large Cap U.S. Fund (GSF)                 x
       TERMINATED 9/27/30
     Gemini U.K. Fund (GKF)                           x
     Global Conservative Equity Fund (GOF)                                x
     Global Health Sciences Fund (MGH)                                    x
       TERMINATED 9/27/30
     Government Mortgage Fund (MGM)                  N/A                 N/A
     Growth Allocation Fund (GRO)                     x
     High Yield Fund (MHT)                            x
       TERMINATED 10/10/30*
     Income Fund (MIY)                                x
       TERMINATED 9/27/30
     International ADR Fund (IAF)                     x
     International Core Equity Fund(ICF)              x
     International. Growth Fund (FGF)                 x
     International Value Fund (FGI)                   x
     Moderate Allocation Fund (MOD)                   x
     Multi Cap Growth Fund (MPF)                      x
       TERMINATED 4-30-02
     New Endeavor Fund (NEF)                          x
     Select Growth Fund (SRF)                                             x
     Strategic Value Fund (SVF)                       x

     MFS SERIES TRUST XI:
     Mid Cap Value Fund (MDF)                         x
     Union Standard Equity Fund (UNE)                 x
     Vertex Contrarian Fund (VCF)                     x
     TERMINATED 9/27/30
     Vertex International Fund (VXI)                  x

     MFS MUNICIPAL SERIES TRUST:
     AL Municipal Bond Fund (MAL)                    N/A                 N/A
     AR Municipal Bond Fund (MAR)                    N/A                 N/A
     CA Municipal Bond Fund (MCA)                    N/A                 N/A
     FL Municipal Bond Fund (MFL)                    N/A                 N/A
     GA Municipal Bond Fund (MGA)                    N/A                 N/A
     MD Municipal Bond Fund (MMD)                    N/A                 N/A
     MA Municipal Bond Fund (MMA)                    N/A                 N/A
     MS Municipal Bond Fund (MMP)                    N/A                 N/A
     NY Municipal Bond Fund (MNY)                    N/A                 N/A
     NC Municipal Bond Fund (MNC)                    N/A                 N/A
     PA Municipal Bond Fund (MPA)                    N/A                 N/A
     SC Municipal Bond Fund (MSC)                    N/A                 N/A
     TN Municipal Bond Fund (MTN)                    N/A                 N/A
     VA Municipal Bond Fund (MVA)                    N/A                 N/A
     WV Municipal Bond Fund (MWV)                    N/A                 N/A
     MA Municipal High Income Fund (formerly         N/A                 N/A
     MA High Income Tax Free Fund) (MAT)**
     TERMINATED 9/30/02
     NY Municipal High Income Fund (formerly         N/A                 N/A
     NY High Income Tax Free Fund) (NYT)**
     TERMINATED 9/27/02
     Municipal Income Fund (MMI)                     N/A                 N/A

     STAND-ALONE FUNDS:
     Growth Opportunities Fund (MGO)                                      x
     Government Limited Maturity Fund (MGL)          N/A                 N/A
       Government Securities Fund (MGS)              N/A                 N/A
     MA Investors Growth Stock Fund (MIG)                                 x
     MA Investors Trust (MIT)                         x

II.  MFS CLOSED-END FUNDS
     Municipal Income Trust (MFM)                    N/A                 N/A
     Multimarket Income Trust (MMT)                                       x
     Government. Markets. Income Trust (MGF)                              x
     Intermediate Income Trust (MIN)                  x
     Charter Income Trust (MCR)                       x
     Special Value Trust (MFV)                                            x

III. MFS INSTITUTIONAL FUNDS
     MFS Institutional Trust (MFSIT):
     Inst. Emerging Equities Fund (MEE)                                   x
     Inst. International Equity Fund (IIE)            x
     Inst. Mid Cap Growth Fund (IMC)                  x
     Inst. Research Fund (IRF)                        x
     Inst. Core Equity Fund (ICE)                     x
     Inst. Large Cap Grth. Fund (ILC)                 x
     Inst. High Yield Fund (IHY)                      x
     Inst. Large Cap Value Fund (ILV)                 x
     Inst. Int'l Research Equity Fund (IRE)           x
     Inst. Real Estate Investment Fund (IRT)          x

     MFS VARIABLE INSURANCE TRUST (MVI):
     Emerging Growth Series (VEG)                                         x
     Capital Opportunities Series (VVS)                                   x
     Research Series (VFR)                                                x
     Investors Trust Series (VGI)                                         x
     Total Return Series (VTR)                                            x
     Utilities Series (VUF)                                               x
     High Income Series (VHI)                                             x
     Global Governments Series (VWG) (nka                                 x
     MFS Strategic Income Series
     Bond Series (VFB)                                                    x
     Money Market Series (VMM)                        x
     New Discovery Series (VND)                       x
     Investors Growth Stock Series (VGS)              x
     Global Equity Series (VGE)                       x
     Mid Cap Growth Series (VMG)                      x
     Value Series (VLU)                                                   x

IV.  MFS/SUN LIFE SERIES TRUST
     Capital Appreciation Series (CAS)                                    x
     Mass. Investors Trust Series (CGS)                                   x
     Gov't. Securities Series (GSS)                  N/A                 N/A
     Global Governments Series (WGS)                                      x
     High Yield Series (HYS)                                              x
     Managed Sectors Series (MSS)                                         x
     Money Market Series (MKS)                        x
     Total Return Series (TRS)                                            x
     Utilities Series (UTS)                                               x
     Global Growth Series (WGO)                       x
     Research Series (RES)                                                x
     Global Asst. Allocation Series (AAS)                                 x
     Global Total Return Series (WTS)                                     x
     Emerging Growth Series (EGS)                                         x
     Intl'. Investors Trust Series (FCG)              x
     Int'l. Growth Series (FCI)                       x
     Emerging Markets Equity Series (FCE)             x
     Capital Opportunity Series (VAL)                 x
     Res. Gr. and Inc. Series (RGS)                   x
     Bond Series (BDS)                                x
     Value Series (EIS)                               x
     Mass. Inv. Grth. Stk. Ser. (MIS)                 x
     New Discovery Series (NWD)                       x
     Research Int'l Series (RSS)                      x
     Strategic Income Series (SIS)                    x
     Strategic Growth Series (SGS)                    x
     Technology Series (TKS)                          x
     Mid Cap Growth Series (MCS)                                          x
     Global Telecommunications Series (GLS)                               x
     Global Health Sciences Series (GHS)+             x
     International New Discovery Series (IDS)++       x

V.   COMPASS PRODUCTS
     Cap. Appreciation Var. Acct. (CAVA)                                  x
     Gov't. Securities Var. Acct. (GSVA)             N/A                 N/A
     Global Gov'ts. Var. Acct. (WGVA)                                     x
     High Yield Variable Acct. (HYVA)                                     x
     Managed Sectors Var. Acct. (MSVA)                                    x
     Money Mkt. Variable Acct.(MMVA)                  x
     Total Return Variable Acct. (TRVA)                                   x



MFS FUNDS LISTED IN THIS EXHIBIT A          STATE STREET BANK AND TRUST COMPANY

By:                                         By:
    ---------------------------------           -------------------------------
       Name:  James R. Bordewick, Jr.           Name:
       Title: Assistant Secretary and           Title:
              Assistant Clerk
                                            THE CHASE MANHATTAN BANK

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

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 * Name changed 5/1/02 to MFS High Income Advantage Fund.
** Name changed 8/1/02
 + Name changed 4/30/02 to Strategic Value Series.
++ Name changed 4/30/02 to Mid Cap Value Series.